UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2008

MS Structured Asset Corp. (Issuer in Respect of SATURNS Trust No. 2003-7)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16443 (Commission File Number)	13-4026700 (IRS Employer Identification No.)
1585 Broadway, New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code 212-761-2520

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the semi annual distribution reported to the holders of SATURNS Trust No. 2003-7, which was made on January 15, 2008.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Semi-Annual distribution report pursuant to the Trust Agreement for the distribution on January 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF MS STRUCTURED ASSET CORP., REGISTRANT

By: /s/ Barbara L. Marik Barbara L. Marik Senior Vice President

Date: January 22, 2008
Unassociated Document
Structured Asset Trust Unit Repackagings (SATURNS)
The May Department Stores Company Debenture Backed
Series 2003-7
ABN AMRO Acct: 720505.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jan-08
15-Jan-08
16-Jul-07
15-Jul-08
10-Jan-08
Administrator:
Richard LaVigne 312.992.3773
richard.lavigne@abnamro.com
Analyst:
David Paravano 714.259.6247
david.paravano@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Other Related Information
Other Related Information
Rating Information
Realized Loss Detail
Other Related Information

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SAT00307
SAT00307_200801_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
7-May-03
15-Jul-03
15-Jan-32
Parties to The Transaction
Depositor: MS Structured Asset Corp
Underwriter: Morgan Stanley & Co. Incorporated
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

14-Jan-2008 - 10:56 (L240-L242) (c) 2008 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
41.088000%
15-Jan-08
15-Jan-08
16-Jul-07
15-Jul-08
10-Jan-08
Structured Asset Trust Unit Repackagings (SATURNS)
The May Department Stores Company Debenture Backed
Series 2003-7
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
576
Grantor Trust
Statement Date:
ABN AMRO Acct: 720505.1
1000.000000000
0.000000000
0.000000000
1000.000000000
31.250000000
Fixed
0.00
0.00
0.000000000
6.2500000000%
0.000000000
80411E203
A UNIT
25,000,000.00
0.00
0.00
25,000,000.00
781,250.00
25,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.990000000
Fixed
0.00
0.00
0.000000000
0.5980000000%
0.000000000
N
80411EAA2
B UNIT
25,000,000.00
0.00
0.00
25,000,000.00
74,750.00
25,000,000.00
Total P&I Payment
0.00
0.00
25,000,000.00
25,000,000.00
856,000.00
Total
25,000,000.00
0.00
0.00
856,000.00
14-Jan-2008 - 10:56 (L240-L242) (c) 2008 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jan-08
15-Jan-08
16-Jul-07
15-Jul-08
10-Jan-08
The May Department Stores Company Debenture Backed
Series 2003-7
ABN AMRO Acct: 720505.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
856,000.00
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
856,000.00
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
856,000.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
856,000.00
856,000.00
25,000,000.00
2
0.00
0.00
0
0.00
0.00
0
0.00
0
25,000,000.00
2
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
856,000.00
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

14-Jan-2008 - 10:56 (L240-L242) (c) 2008 LaSalle Bank N.A.

Structured Asset Trust Unit Repackagings (SATURNS)
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jan-08
15-Jan-08
16-Jul-07
15-Jul-08
10-Jan-08
The May Department Stores Company Debenture Backed
Series 2003-7
ABN AMRO Acct: 720505.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
1.00
1.00
0.00
0.00
0.00
0.00
0.00
A UNIT
781,250.00
781,250.00
781,250.00
0.00
NA
NA
6.250000000%
0.00
0.00
0.00
30/360 180
0.00
0.00
)
(2,014,977.87
0.00
0.00
B UNIT
74,750.00
74,750.00
74,750.00
0.00
NA
NA
0.598000000%
0.00
0.00
0.00
30/360 180
0.00
0.00
)
(2,014,977.87
0.00
0.00
856,000.00
856,000.00
856,000.00
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
14-Jan-2008 - 10:56 (L240-L242) (c) 2008 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jan-08
15-Jan-08
16-Jul-07
15-Jul-08
10-Jan-08
The May Department Stores Company Debenture Backed
Series 2003-7
ABN AMRO Acct: 720505.1
Other Related Information
Statement Date:
Swap Receipents
Swap Amount Received
Next Swap Rate
None
0.00
0.00%
Swap Information

14-Jan-2008 - 10:56 (L240-L242) (c) 2008 LaSalle Bank N.A.

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jan-08
15-Jan-08
16-Jul-07
15-Jul-08
10-Jan-08
The May Department Stores Company Debenture Backed
Series 2003-7
ABN AMRO Acct: 720505.1
Other Related Information
Statement Date:
The underlying security issuer or guarantor, as applicable, is subject to the informational requirements of the Exchange Act. The underlying security issuer or guarantor, as applicable, currently files reports, proxy statements and other information with the SEC.
Those periodic reports, current reports and other reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the internet at http://www.sec.gov at which users can view and download copies of reports, proxy, information statements and other information filed electronically. In addition, those reports and other information may also be obtained from the underlying security issuer by making a request to the underlying security issuer.

14-Jan-2008 - 10:56 (L240-L242) (c) 2008 LaSalle Bank N.A.

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jan-08
15-Jan-08
16-Jul-07
15-Jul-08
10-Jan-08
The May Department Stores Company Debenture Backed
Series 2003-7
ABN AMRO Acct: 720505.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A UNIT
80411E203
NR
A2
A
Baa2
8/11/07
BBB
9/8/05
B UNIT
80411EAA2
NR
A2
A
Baa2
8/11/07
BBB
9/8/05

14-Jan-2008 - 10:56 (L240-L242) (c) 2008 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jan-08
15-Jan-08
16-Jul-07
15-Jul-08
10-Jan-08
The May Department Stores Company Debenture Backed
Series 2003-7
ABN AMRO Acct: 720505.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
14-Jan-2008 - 10:56 (L240-L242) (c) 2008 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jan-08
15-Jan-08
16-Jul-07
15-Jul-08
10-Jan-08
The May Department Stores Company Debenture Backed
Series 2003-7
Notice to Investors
Statement Date:
Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. ("Bank of America") and Banc of America Securities LLC ("BAS"), has
acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association ("LaSalle"), from ABN AMRO Bank
N.V. (the "Acquisition").
14-Jan-2008 - 10:56 (L240-L242) (c) 2008 LaSalle Bank N.A.